Exhibit 99.1

In re: Delta Mills, Inc. | UNITES STATES BANKRUPTCY COURT DISTRICT OF DELAWARE | Case no: 06-11144 2/4/07 - 3/3/07

Monthly Operating Report

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR - 1	Yes	
Bank Reconciliation	MOR - 1	Yes	
Copies of bank statements			
Cash disbursements journals			
Statement of Operations	MOR - 2	Yes	
Balance Sheet	MOR - 3	Yes	
Status of Post-Petition Taxes	MOR - 4	Yes	
Copies of IRS Form 6123 or payment receipt			
Copies of tax returns filed during reporting period			
Summary of Unpaid Post-Petition Debts	MOR - 4	Yes	
Listing of aged accounts payable			
Accounts Receivable Reconciliation and Aging	MOR - 5	Yes	
Debtor Questionnaire	MOR - 5	Yes	

Signature of Debtor — Date

Signature of Joint Debtor — Date

Signature of Authorized Individual — April 27, 2007 (Date)

W. H. Hardman, Jr. — Printed Name of Authorized Individual

Chief Financial Officer — Title of Authorized Individual

Page 1 of 7

Delta Mills, Inc.                                                       Sales                       Government Sales Twill Sales                                                                 Total Net Sales-255369200 Opening Cash Balance1061001003,118 Cash Receipts: Accounts Receivable Collections- Collections Basis52537394482 Accounts Receivable Collections- Maturity Basis931931931- Nylon Payments/Other1215-10 Total Cash Receipts1,4681,3191,026492 Operating Disbursements : A / P Disbursements16258742 Wires Out47623776 Net Wages and Salaries321124107 Total Operating Disbursements9587247225 Operating Cash Flow 1,3731,232779267 Accumulated1,3732,6063,3843,651 Other (Sources)/ Uses : (Inc) / Dec in L/C's---- Transfers to Delta Mills Marketing Co.2301 Professional Fees69-15089 Transfers to Delta Woodside--6- Employee Vacation Accrual and Severance Payouts115115(0)(1) Vendor Deposits---- DIP Fee, Factoring Fee, and Bank Interest(141)(6)(200)190 Proceeds from the Sale of PP&E-(3,071)-- Proceeds from the Sale of Remaining Inventory---- Total (Sources) / Uses:45(2,960)(44)279 Delta Mills Net Cash Flow1,3284,192823(12) Accumulated1,3285,5216,3436,331 Delta Woodside Industries, Inc. Transfers (In)/Out from Delta Mills--(6)- Bank Fees---- Other--6- Total Disbursements - Delta Woodside--6- Delta Woodside Net Cash Flow ---- Accumulated---- Delta Mills Marketing, Inc. Transfers (In)/Out from Delta Mills(2)(3)(0)(1) Bank Fees---- Payroll2301 Vacation and Severance Payouts0000 Other---- Total Disbursements - Delta Woodside2301 Delta Woodside Net Cash Flow ---- Accumulated----

Bank Reconciliations I attest that each of the debtors' bank accounts is reconciled to monthly bank statements. The company's standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month within 30 days after the quarter end. Also attached is an example of the cash management report that the debtor prepares on all of its operating bank accounts other than petty cash on a daily basis.  W.H. Hardman, Jr. Chief Financial Officer Delta Mills, et al.

DELTA MILLS, INC. INCOME STATEMENT  Month Ended 3/3/2007 Net Sales817,027 Cost of goods sold3,669,759 Gross profit (loss)(2,852,732) Selling, general and administrative expenses755,421 Impairment and restructuring expenses Other income (expense)(18,687,867) OPERATING LOSS(22,296,020) Interest expense(41,319) Gain on extinguishment of debt- LOSS BEFORE INCOME TAXES(22,337,339) Income tax expe nse / (benefit)- NET LOSS$(22,337,339)

In re: Delta Mills, Inc.
UNITES STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
Case no: 06-11144
2/4/07 - 3/3/07

BALANCE SHEET
AS OF 3/3/07
(In Thousands, Except Share Data)

		Delta Mills, Inc. As of 3/3/07
ASSETS		
CURRENT ASSETS		
Cash and cash equivalents	$	7,945
Accounts receivable:		
Factor and other		6,125
Less allowances for returns		99
		6,026
Inventories		
Finished goods		928
Work in process		0
Raw materials and supplies		1,400
		2,328
Deferred income taxes		493
Other assets		911
TOTAL CURRENT ASSETS		17,703
PROPERTY, PLANT AND EQUIPMENT, at cost		24,006
Less accumulated depreciation		14,629
		9,376
DEFERRED LOAN COSTS, less accumulated depreciation of $5,966,000 (2006)and $5,856,000 (2005)		52
TOTAL ASSETS	$	27,132
LIABILITIES AND SHAREHOLDERS' EQUITY		
CURRENT LIABILITIES		
Trade accounts payable - Post Petition	$	1
Trade accounts payable checks outstanding		151
Revolving credit facility		0
Accrued income taxes payable		12,394
Payable to Affiliate Delta Mills Marketing, Inc.		2,175
Payable to Affiliate Delta Woodside Industries, Inc.		3,674
Payable to Affiliate Delta Mills, Inc.		0
Accrued employee compensation		97
Accrued restructuring expenses		0
Accrued and sundry liabilities		747
TOTAL CURRENT LIABILITIES		19,239
LIABLITIES SUBJECT TO COMPROMISE:		
Notes Payable		30,941
Trade Accounts Payable - Pre Petition		3,550
Accrued Interest - Notes Payable		1,836
Total Liabilities Subject to Compromise		36,327
NONCURRENT DEFERRED INCOME TAXES		2,061
SHAREHOLDERS' EQUITY		
Common Stock -- par value $.01 a share -- authorized 3,000 shares, issued and outstanding 100 shares		1
Additional paid-in capital		51,791
Retained earnings(deficit)		(82,287)
TOTAL SHAREHOLDERS' EQUITY		(30,495)
COMMITMENTS AND CONTINGENCIES		0
TOTAL LIABILITIES AND SHAREHOLDERS'S EQUITY	$	27,132

Page 5 of 7
MOR - 3

In re: Delta Mills, Inc.

UNITES STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

Case no: 06-11144
2/4/07 - 3/3/07

Status of Post-petition Taxes

	Beginning Accrued Liability Balance	Liability Incurred During Period	Disbursements to Taxing Authorities	Net Change in Accrued Balance	Ending Accrued Liability Balance
Federal Withholding	3,606.50	40,957.70	(41,332.75)	(375.05)	3,231.45
South Carolina Withholding	1,522.62	22,081.77	(22,312.34)	(230.57)	1,292.05
FICA - Employee	1,931.13	32,626.01	(32,978.38)	(352.37)	1,578.76
FICA - Employer	1,931.13	32,626.01	(32,978.38)	(352.37)	1,578.76
Total Taxes	**8,991.38**	**128,291.49**	**(129,601.85)**	**(1,310.36)**	**7,681.02**

		Number of Days Past Due				
Summary of Unpaid Post-Petition Debts	**Current**	**0-30**	**31-60**	**61-90**	**Over 90**	**Total**
Accounts Payable	1,064.03	-	-	-	-	1,064.03
Total Post-Petition Debts	**1,064.03**	**-**	**-**	**-**	**-**	**1,064.03**

Page 6 of 7

MOR - 4

ACCOUNTS RECEIVABLE RECONCILATION AND AGING Accounts Receivable Reconciliation Total Accounts Receivable at the beginning of the reporting period:$9,754,014.59 + Amounts billed during the period823,664.78 - Amounts collected (net) during the period(4,327,467.06) Total Accounts Receivable at the end of the reporting period:$6,250,212.31 Accounts Receivable Aging (Does Not Include Credits) Days Outstanding Current (0 - 60 days):$3,507,602.40 61 - 90 days old:2,014,683.81 91 - 120 days old:746,209.39 121 - 150 days old:351,354.29 151+ days old:876,978.05 Total Accounts Receivable$7,496,827.94 Amount considered uncollectible (Bad Debt)(98,935.00) Accounts Receivable (Net)$7,397,892.94  DEBTOR QUESTIONNAIRE Must be completed each month 1.Have any assets been sold or transferred outside the normal course of business this reporting period? No. 2.Have any funds been disbursed from any account other than a debtor in possession account this reporting period? No. 3.Have all postpetition tax returns been timely filed? Yes. 4.A re workers compensation, general liability and other necessary insurance coverages in effect? Yes.

In re: Delta Mills Marketing, Inc.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

Case no: 06-11144
2/4/07 - 3/3/07

Monthly Operating Report

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR - 1	Yes	
Bank Reconciliation	MOR - 1	Yes	
Copies of bank statements			
Cash disbursements journals			
Statement of Operations	MOR - 2	Yes	
Balance Sheet	MOR - 3	Yes	
Status of Post-Petition Taxes	MOR - 4	Yes	
Copies of IRS Form 6123 or payment receipt			
Copies of tax returns filed during reporting period			
Summary of Unpaid Post-Petition Debts	MOR - 4	Yes	
Listing of aged accounts payable			
Accounts Receivable Reconciliation and Aging	MOR - 5	N/A	
Debtor Questionnaire	MOR - 5	Yes	

Signature of Debtor — Date

Signature of Joint Debtor — Date

[signature] April 27, 2007

Signature of Authorized Individual — Date

W. H. Hardman, Jr. — Chief Financial Officer

Printed Name of Authorized Individual — Title of Authorized Individual

Page 1 of 7

10-Feb                      17-Feb                      24-Feb                      03-Mar Delta Mills, Inc. Sales Government Sales Twill Sales Total Net Sales-255369200 Opening Cash Balance1061001003,118 Cash Receipts: Accounts Receivable Collections- Collections Basis52537394482 Accounts Receivable Collections- Maturity Basis931931931- Nylon Payments/Other1215-10 Total Cash Receipts1,4681,3191,026492 Operating Disbursements : A / P Disbursements16258742 Wires Out47623776 Net Wages and Salaries321124107 Total Operating Disbursements9587247225 Operating Cash Flow 1,3731,232779267 Accumulated1,3732,6063,3843,651 Other (Sources)/ Uses : (Inc) / Dec in L/C's---- Transfers to Delta Mills Marketing Co.2301 Professional Fees69-15089 Transfers to Delta Woodside--6- Employee Vacation Accrual and Severance Payouts115115(0)(1) Vendor Deposits---- DIP Fee, Factoring Fee, and Bank Interest(141)(6)(200)190 Proceeds from the Sale of PP&E-(3,071)-- Proceeds from the Sale of Remaining Inventory---- Total (Sources) / Uses:45(2,960)(44)279 Delta Mills Net Cash Flow1,3284,192823(12) Accumulated1,3285,5216,3436,331 Delta Woodside Industries, Inc. Transfers (In)/Out from Delta Mills--(6)- Bank Fees---- Other--6- Total Disbursements - Delta Woodside--6- Delta Woodside Net Cash Flow ---- Accumulated---- Delta Mills Marketing, Inc. Transfers (In)/Out from Delta Mills(2)(3)(0)(1) Bank Fees---- Payroll2301 Vacation and Severance Payouts0000 Other---- Total Disbursements - Delta Woodside2301 Delta Woodside Net Cash Flow ---- Accumulated----

In re: Delta Mills           UNITED STATES BANKRUPTCY COURTCase no: 06-11144 Marketing, Inc.      DISTRICT OF DELAWARE         2/4/07 - 3/3/07  Bank Reconciliations I attest that each of the debtors' bank accounts is reconciled to monthly bank statements. The company's standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month within 30 days after the quarter end. Also attached is an example of the cash management report that the debtor prepares on all of its operating bank accounts other than petty cash on a daily basis.  W.H. Hardman, Jr. Chief Financial Officer Delta Mills, et at.

DELTA MILLS MARKETING, INC. INCOME STATEMENT               Month Ended 3/3/2007 Net Sales             - Cost of goods sold  - Gross profit (loss)  - Selling, general and administrative expenses             (137,956) Impairment and restructuring expenses Other income (expense)             - OPERATING LOSS                (137,956) Interest expense      - Gain on extinguishment of debt             - LOSS BEFORE INC
OME TAXES          (137,956) Income tax expense / (benefit)   - NET LOSS             $              (137,956)

In re: Delta Mills Marketing, Inc.
UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
Case no: 06-11144
2/4/07 - 3/3/07

BALANCE SHEET
AS OF 3/3/07
(In Thousands, Except Share Data)

		Delta Mills Marketing Inc. As of 3/3/07
ASSETS		
CURRENT ASSETS		
Cash and cash equivalents	$	-
Accounts receivable:		0
Factor and other		0
Less allowances for returns		0
		-
Inventories		
Finished goods		0
Work in process		0
Raw materials and supplies		0
		-
Deferred income taxes		55
Other assets		(45)
TOTAL CURRENT ASSETS		9
PROPERTY, PLANT AND EQUIPMENT, at cost		265
Less accumulated depreciation		264
		0
DEFERRED LOAN COSTS, less accumulated depreciation of $5,966,000 (2006)and $5,856,000 (2005)		0
TOTAL ASSETS	$	10
LIABILITIES AND SHAREHOLDERS' EQUITY		
CURRENT LIABILITIES		
Trade accounts payable - Post Petition	$	-
Trade accounts payable checks outstanding		3
Revolving credit facility		0
Accrued income taxes payable		1,301
Payable to Affiliate Delta Mills Marketing, Inc		0
Payable to Affiliate Delta Woodside Industries, Inc.		0
Payable From Affiliate Delta Mills, Inc.		(2,175)
Accrued employee compensation		28
Accrued restructuring expenses		0
Accrued and sundry liabilities		29
TOTAL CURRENT LIABILITIES		(814)
LIABILITIES SUBJECT TO COMPROMISE:		
Notes Payable		
Trade Accounts Payable - Pre Petition		2
Total Liabilities Subject to Compromise		2
NONCURRENT DEFERRED INCOME TAXES		(1,514)
SHAREHOLDERS' EQUITY		
Common Stock -- par value $.01 a share -- authorized 3,000 shares, issued and outstanding 100 shares		0
Additional paid-in capital		0
Retained earnings(deficit)		2,335
TOTAL SHAREHOLDERS' EQUITY		2,335
COMMITMENTS AND CONTINGENCIES		-
TOTAL LIABILITIES AND SHAREHOLDERS'S EQUITY	$	10

Page 5 of 7
MOR - 3

Status of Post-petition Taxes     Beginning Accrued Liability Balance      Liability Incurred During PeriodDisbursements to Taxing Authorities         Net Change in Accrued Balance           Ending Accrued Liability Balance Federal Withholding            3,245.18          30,621.00        (30,621.00)      -           3,245.18 South Carolina Withholding    806.434,589.70            (4,589.70)        -           806.43 California Withholding   -           400.00(400.00)           -
- FICA - Employee      714.4312,105.95        (12,684.97)      (579.02)           135.41 FICA - Employer         714.43            12,105.95        (12,684.97)      (579.02)           135.41 Georgia Withholding     -           -           -           -           - New York City and State Withholding  -           3,531.00          (3,531.00)        -           - Total Taxes    5,480.47            63,353.60        (64,511.64)      (1,158.04)        4,322.43 Number of Days Past Due Summary of Unpaid Post-Petition Debts Accounts Payable Rent/Leases - Building Total Post-Petition Debts Current0-30 -  - -31-60   61-90 -            - -        - -        -

DEBTOR QUESTIONNAIRE Must be completed each month Have any assets been sold or transferred outside the normal course of business this reporting period? No. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? No. Have all postpetition tax ret urns been timely filed? Yes. Are workers compensation, general liability and other necessary insurance coverages in effect? Yes.

In re: Delta Woodside   UNITED STATES BANKRUPTCY COURTCase no: 06-11144 Industries, Inc.       DISTRICT OF <?xml:namespace prefix = st1 />DELAWARE         2/4/07 - 3/3/07 Monthly Operating Report Required Documents Schedule of Cash Receipts and Disbursements Bank Reconciliation Copies of bank statements Cash disbursements journals Statement of Operations Balance Sheet Status of Post-Petition Taxes Copies of IRS Form 6123 or payment receipt Copies of tax returns filed during reporting period Summary of Unpaid Post-Petition Debts Listing of aged accounts payable Accounts Receivable ReconciliaYes Yes Yes Yes N/A Yes Signature of Debtor Date April 27, 2007 W.H. Hardma, Jr. Chief Financial Officer Printed Name of Authorized Individual Title of Authorized Individual

10-Feb17-Feb24-Feb03-Mar Delta Mills, Inc.                       Sales   Government Sales Twill Sales  Total Net Sales            -           255      369      200 Opening Cash Balance       106      100      100      3,118 Cash Receipts:    Accounts Receivable Collections- Collections Basis          525      373      94        482 Accounts Receivable Collections- Maturity Basis    931      931      931      - Nylon Payments/Other           12        15        -           10 Total Cash Receipts1,468            1,319   1,026   492 Operating Disbursements :A / P Disbursements    16        25        87        42 Wires Out   47            62        37        76 Net Wages and Salaries       32        1          124      107 Total Operating Disbursements      95            87        247      225      Operating Cash Flow                                                               1,373   1,232   779      267             Accumulated    1,373   2,606   3,384   3,651 Other (Sources)/ Uses :  (Inc) / Dec in L/C's      -           -           -            - Transfers to Delta Mills Marketing Co.           2          3          0          1 Professional Fees       69        -           150            89 Transfers to Delta Woodside           -           -           6          - Employee Vacation Accrual and Severance Payouts            115      115      (0)        (1) Vendor Deposits     -           -           -           - DIP Fee, Factoring Fee, and Bank Interest(141)    (6)        (200)    190 Proceeds from the Sale of PP&E   -           (3,071)-           - Proceeds from the Sale of Remaining Inventory     -           -           -           - Total (Sources) / Uses:           45        (2,960)(44)      279 Delta Mills Net Cash Flow        1,328   4,192   823      (12) Accumulated         1,328   5,521   6,343   6,331 Delta Woodside Industries, Inc. Transfers (In)/Out from Delta Mills-           -           (6)        - Bank Fees     -           -           -           - Other-           -            6          - Total Disbursements - Delta Woodside           -           -           6          - Delta Woodside Net Cash Flow                                                           -           -           -           - Accumulated  -           -           -           - Delta Mills Marketing, Inc. Transfers (In)/Out from Delta Mills       (2)        (3)        (0)        (1) Bank Fees  -           -           -           - Payroll  2          3          0          1 Vacation and Severance Payouts       0          0          0          0 Other            -           -            -           - Total Disbursements - Delta Woodside           2          3          0          1 Delta Woodside Net Cash Flow                                                           -           -           -           - Accumulated  -           -           -           -

Bank Reconciliations I attest that each of the debtors' bank accounts is reconciled to monthly bank statements. The company's standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month within 30 days after the quarter end. Also attached is an example of the cash management report that the debtor prepares on all of its operating bank accounts other than petty cash on a daily basis. W.H. Hardman, Jr. Chief Financial Officer Delta Mills, et al.

DELTA WOODSIDE INDUSTRIES, INC. INCOME STATEMENT                       Month Ended   3/3/2007 Net Sales            - Cost of goods sold     - Gross profit (loss)      - Selling, general and administrative expenses    5,533 Impairment and restructuring expenses Other income (expense)       - OPERATING LOSS(5,533) Interest expense           (372) Gain on extinguishment of debt          - LOSS BEFORE INCOME TAXES  (5,906) Income tax expense / (benefit)  - NET LOSS  $          (5,906)

In re: Delta Woodside Industries, Inc.
UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
Case no: 06-11144
2/4/07 - 3/3/07

BALANCE SHEET
AS OF 3/3/07
(In Thousands, Except Share Data)

		Delta Woodside Industries, Inc. As of 3/3/07
ASSETS		
CURRENT ASSETS		
Cash and cash equivalents	$	1
Accounts receivable:		0
Factor and other		0
Less allowances for returns		0
		-
Inventories		
Finished goods		0
Work in process		0
Raw materials and supplies		0
		-
Deferred income taxes		(248)
Other assets		(0)
TOTAL CURRENT ASSETS		(247)
PROPERTY, PLANT AND EQUIPMENT, at cost		0
Less accumulated depreciation		0
		-
DEFERRED LOAN COSTS, less accumulated depreciation of $5,966,000 (2006)and $5,856,000 (2005)		0
TOTAL ASSETS	$	(247)
LIABILITIES AND SHAREHOLDERS' EQUITY		
CURRENT LIABILITIES		
Trade accounts payable - Post Petition	$	-
Trade accounts payable checks outstanding		0
Revolving credit facility		0
Accrued income taxes payable		(13,410)
Payable to Affiliate Delta Mills Marketing, Inc		0
Payable to Affiliate Delta Woodside Industries, Inc.		0
Payable to Affiliate Delta Mills, Inc.		(3,674)
Accrued employee compensation		0
Accrued restructuring expenses		0
Accrued and sundry liabilities		94
TOTAL CURRENT LIABILITIES		(16,990)
LIABLITIES SUBJECT TO COMPROMISE:		
Notes Payable		0
Trade Accounts Payable - Pre Petition		0
Total Liabilities Subject to Compromise		0
NONCURRENT DEFERRED INCOME TAXES		(248)
SHAREHOLDERS' EQUITY		
Common Stock -- par value $.01 a share -- authorized 3,000 shares, issued and outstanding 100 shares		59
Additional paid-in capital		35,357
Retained earnings(deficit)		(18,425)
TOTAL SHAREHOLDERS' EQUITY		16,991
COMMITMENTS AND CONTINGENCIES		0
TOTAL LIABILITIES AND SHAREHOLDERS'S EQUITY	$	(247)

Page 5 of 7
MOR - 3

Status of Post-petition Taxes     Beginning Accrued        Liability Incurred           Disbursements to          Net Change in            Ending Accrued            Liability Balance           During Period   Taxing Authorities         Accrued Balance            Liability Balance North Carolina Department of Revenue           297,800.00      -           (5,800.00)        (5,800.00)            292,000.00 Total Taxes           297,800.00      -           (5,800.00)            (5,800.00)        292,000.00 Number of Days Past Due <?xml:namespace prefix = v ns = "urn:schemas-microsoft-com:vml" /><?xml:namespace prefix = w ns = "urn:schemas-microsoft-com:office:word" />Summary of Unpaid Post-Petition Debts           Current0-30        31-60   61-90   Over 90           Total Accounts Payable            -           -           -           -           -           - Total Post-Petition Debts       -           -           -           -           -           -